INCOME TAXES - Components of tax PL (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Current taxes
Attributed to the current period	$ (61)	$ (64)	$ (28)
Deferred taxes
Origination and reversal of temporary differences	104	42	15
Relating to change in tax rates / imposition of new tax laws	(7)	1	94
Relating to unrecognized temporary differences and tax losses	37	(46)	231
Deferred taxes, net	134	(3)	340
Total income tax recovery (expense)	$ 73	$ (67)	$ 312